NUMBER:_________________

                                                 ISSUED TO:_____________________













                        BPI PACKAGING TECHNOLOGIES, INC.


                             SUBSCRIPTION AGREEMENT


               In the event you decide not to participate in this
                offering please return the Subscription Agreement
           to the principal office of the Company as set forth herein.



                          FOR ACCREDITED INVESTORS ONLY




                             SUBSCRIPTION AGREEMENT

                        LIMITED OFFERING OF COMMON STOCK
                       OF BPI PACKAGING TECHNOLOGIES, INC.

         THE COMMON STOCK OFFERED HEREBY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR APPLICABLE STATE SECURITIES LAWS, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE REGULATORY AUTHORITY PASSED UPON THE ACCURACY OR ADEQUACY OF THIS AGREEMENT OR ENDORSED THE MERITS OF THIS OFFERING. ANY REPRESENTATION TO THE CONTRARY IS UNLAWFUL. THE SHARES MAY NOT BE TRANSFERRED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT AND ANY APPLICABLE STATE SECURITIES LAWS OR AN OPINION OF COUNSEL ACCEPTABLE TO THE COMPANY AND ITS COUNSEL THAT SUCH REGISTRATION IS NOT REQUIRED.

         THE INFORMATION CONTAINED IN THIS AGREEMENT DOES NOT PURPORT TO BE ALL INCLUSIVE OR TO CONTAIN ALL THE INFORMATION THAT A PROSPECTIVE INVESTOR MAY DESIRE IN INVESTIGATING THE COMPANY. EACH INVESTOR MUST RELY ON THE INVESTOR'S OWN EVALUATION OF THE COMPANY AND THE TERMS OF THE OFFERING, INCLUDING THE MERITS AND RISKS INVOLVED, IN MAKING AN INVESTMENT DECISION WITH RESPECT TO THE COMMON STOCK. SEE "RISK FACTORS" FOR A DISCUSSION OF CERTAIN FACTORS WHICH SHOULD BE CONSIDERED IN CONNECTION WITH THE PURCHASE OF THE SHARES OF COMMON STOCK.

         THIS AGREEMENT DOES NOT CONSTITUTE AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY THE COMMON STOCK IN ANY STATE OR OTHER JURISDICTION TO ANY PERSON TO WHOM IT IS UNLAWFUL TO MAKE SUCH OFFER OR SOLICITATION.

         EXCEPT AS OTHERWISE INDICATED, THIS AGREEMENT SPEAKS AS OF THE DATE HEREOF. NEITHER THE DELIVERY OF THIS AGREEMENT NOR ANY SALE MADE HEREUNDER SHALL, UNDER ANY CIRCUMSTANCES, CREATE ANY IMPLICATION THAT THERE HAS BEEN NO CHANGE IN THE AFFAIRS OF THE COMPANY AFTER THE DATE HEREOF.

         NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS AGREEMENT IN CONNECTION WITH THE OFFERING MADE HEREBY, AND, IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE COMPANY OR THE PLACEMENT AGENT. EACH INVESTOR WILL BE ENTITLED TO RELY SOLELY ON THOSE

                                        i




REPRESENTATIONS AND WARRANTIES WHICH MAY BE MADE TO IT IN ANY FINAL SUBSCRIPTION AGREEMENT RELATING TO THE COMMON STOCK.

         PROSPECTIVE INVESTORS ARE NOT TO CONSTRUE THE CONTENTS OF THIS AGREEMENT AS LEGAL ADVICE. EACH INVESTOR SHOULD CONSULT THEIR OWN ATTORNEY OR BUSINESS ADVISOR AS TO THE LEGAL, TAX AND OTHER CONSIDERATIONS RELATING TO AN INVESTMENT IN THE COMMON STOCK.

         OFFERS AND SALES WILL ONLY BE MADE TO PERSONS WHOM THE COMPANY BELIEVES TO BE "ACCREDITED INVESTORS" AS DEFINED IN REGULATION D, PROMULGATED UNDER THE ACT WHO, EITHER ALONE OR WITH SUCH INVESTORS PURCHASER REPRESENTATIVE, HAVE SUCH KNOWLEDGE AND EXPERIENCE IN FINANCIAL AND BUSINESS MATTERS THAT SUCH INVESTOR IS CAPABLE OF EVALUATING THE MERITS AND RISKS OF THE PROSPECTIVE INVESTMENT. IT IS EXPECTED THAT SUCH SECURITIES WOULD BE EXEMPT FROM REGISTRATION UNDER THE ACT PURSUANT TO AN EXEMPTION FROM REGISTRATION CONTAINED IN SECTION 4(2) OF THE ACT AND RULE 506 UNDER REGULATION D.

         A PURCHASER'S INVESTMENT IN THE SECURITIES PROPOSED UNDER THE TERMS OF THIS OFFERING WILL BE SUBJECT TO CERTAIN RESTRICTIONS AS DESCRIBED MORE FULLY IN THE TERMS OF THE OFFERING AND THE SUBSCRIPTION AGREEMENT. THESE SECURITIES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE ACT, AND THE APPLICABLE STATE SECURITIES LAWS PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM. INVESTORS MUST EXPECT TO BEAR THE ECONOMIC RISK OF AN INVESTMENT IN THE COMMON STOCK FOR AN INDEFINITE PERIOD OF TIME.

         THIS AGREEMENT DOES NOT CONSTITUTE AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES OTHER THAN THE COMMON STOCK OFFERED HEREBY.

         CERTAIN PROVISIONS OF VARIOUS OF DOCUMENTS ARE SUMMARIZED IN THIS AGREEMENT BUT PROSPECTIVE INVESTORS SHOULD NOT ASSUME THAT THESE SUMMARIES ARE COMPLETE. SUCH SUMMARIES ARE QUALIFIED IN THEIR ENTIRETY BY REFERENCE TO TEXT OF THE ORIGINAL DOCUMENT WHICH WILL BE MADE AVAILABLE TO PROSPECTIVE INVESTORS BY THE COMPANY UPON REQUEST.

         BY ACCEPTANCE OF THIS AGREEMENT, PROSPECTIVE INVESTORS RECOGNIZE AND ACCEPT THE NEED TO CONDUCT THEIR OWN THOROUGH INVESTIGATION AND DUE DILIGENCE BEFORE CONSIDERING PURCHASING THE COMMON STOCK OFFERED HEREBY.


                                       ii




                            STATE SECURITIES NOTICES

         IN MAKING AN INVESTMENT DECISION INVESTORS MUST RELY ON THEIR OWN EXAMINATION OF THE COMPANY AND THE TERMS OF THE OFFERING, INCLUDING THE MERITS AND RISKS INVOLVED. THESE SECURITIES HAVE NOT BEEN RECOMMENDED BY ANY FEDERAL OR STATE SECURITIES COMMISSION OR REGULATORY AUTHORITY. FURTHERMORE, THE FOREGOING AUTHORITIES HAVE NOT CONFIRMED THE ACCURACY OR DETERMINED THE ADEQUACY OF THIS DOCUMENT. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

         THESE SECURITIES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND THE APPLICABLE STATE SECURITIES LAWS PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM. INVESTORS SHOULD BE AWARE THAT THEY MAY BE REQUIRED TO BEAR THE FINANCIAL RISKS OF THIS INVESTMENT FOR AN INDEFINITE PERIOD OF TIME.

                                       iii




                                  RISK FACTORS

         AN INVESTMENT IN THE COMMON STOCK OFFERED HEREBY INVOLVES A HIGH DEGREE OF RISK AND SHOULD NOT BE PURCHASED BY PERSONS WHO CANNOT AFFORD THE LOSS OF THEIR ENTIRE INVESTMENT. IN ANALYZING THIS OFFERING, PROSPECTIVE INVESTORS SHOULD CAREFULLY CONSIDER THE FOLLOWING RISK FACTORS:

PREVIOUS LOSSES; ACCUMULATED DEFICIT; NO ASSURANCE OF FUTURE PROFITS

         At November 24, 1995, the Company had an accumulated stockholders' deficit of $12,907,840. Since its inception in 1988, the Company has not operated profitably in any fiscal year (exclusive of net income of $311,022 for its fiscal year ending March 1, 1991, which included extraordinary income of $337,179) and incurred a loss of $847,486 for the fiscal year ended February 24, 1995. The Company also expects to incur a loss for the fiscal year ended February 23, 1996. No assurance can be given that the Company will be profitable or attain improved operating results.

INTENSE COMPETITION

         The manufacture of plastic bags is a highly competitive industry. In particular, the Company competes with major companies such as Tenneco, Inc. ("Tenneco") and Sonoco Products Corporation ("Sonoco"). The Company's in-store advertising and promotion products compete in the same markets that are dominated by Heritage Media Corporation and Catalina Marketing Corporation, both of which offer in-store advertising and promotion products which are not related to the floor or the FRESH-SAC(R) produce bag dispensing systems. These companies have substantially greater research and development, marketing, financial and human resources than the Company. In addition, competitors may succeed in developing new or enhanced products that are more effective than any that may be sold or developed by the Company, and such companies may also prove to be more successful than the Company in marketing and selling such products. No assurance can be given that the Company will be able to compete successfully with any of these companies or achieve a greater market share than it currently possesses.

POSSIBLE PATENT CLAIMS BY MOBIL OIL CORPORATION AND SONOCO PRODUCTS COMPANY; POSSIBLE PAYMENT OF LICENSE FEES AND LITIGATION COSTS

         Mobil Oil Corporation ("Mobil") owns a reissue patent that relates to avoiding stress concentration and preventing the tearing of plastic bags. This reissue patent originally was to expire in 1996. Due to a change in U.S. patent law, the reissue patent is now extended until 1998. On December 4, 1995, Mobil instituted an infringement claim against the Company. The Company intends to vigorously defend this suit. However, if Mobil was to succeed in this or any infringement claim against the Company, Mobil might be able to prevent the future use, sale and manufacture of the Company's grocery T-shirt sacks and similar products which might be found to infringe the patent, or alternatively, might require the Company to pay Mobil a license fee for the prior and future

                                       iv




use of this technology. Either outcome could have a material adverse effect on the Company's business.

         In 1990, Sonoco Products Company ("Sonoco") indicated its intent to seek licenses under a broadened reissue patent from all manufacturers of plastic bags which utilize a particular method for holding plastic bags in a metal rack. Sonoco has commenced litigation against several plastic bag manufacturers other than the Company. The United States District Court for the Central District of California entered summary judgment in February 1994 for the defendants in a suit relating to alleged patent infringement by the defendants. The court declared Sonoco's three reissue claims to be invalid. The court is also allowing the defendants' counterclaim against Sonoco for unfair competition to continue. It is expected that Sonoco will appeal this judgment. Subsequent to this decision, the Company filed suit against Sonoco alleging infringement of the Company's patent by Sonoco.

         If Sonoco was to commence and succeed in any infringement claim against the Company, it might be able to prevent the future use, sale and manufacture of certain of the Company's products which use racking systems. Alternatively, the Company could be required to pay a license fee for the prior and future use of this technology which might place the Company at a competitive disadvantage in the sale of certain of its products. Either outcome could have a material adverse effect on the Company's business. Infringement of any patent may also render the Company liable to purchasers and end-users of the infringing product.

         No assurance can be given that the Company's products will not infringe patents or rights of others. The Company could incur substantial costs if required to defend itself in any patent litigation.

DEPENDENCE ON PATENTS AND PROPRIETARY TECHNOLOGY

         In 1993, the Company was issued a United States patent for the dispensing system used in conjunction with its FRESH-SAC(R) product and other T-shirt sack products and has filed patent applications for this dispensing system in approximately 20 foreign countries. The Company has filed patent applications in the United States and approximately 14 foreign countries for the FRESH- SAC(R) HMWPE material, and was notified that this patent has been issued in a foreign country. The Company owns patents issued in the United States and Canada relating to the method for making a pack of T-shirt sacks which permit the individual sacks to be mounted on a handle supported rack dispensing system and to be easily separated and dispensed from the pack utilizing a central "pull tab." The Company has also filed a United States patent application for its Fresh Focus Cartridge Talker(TM). No assurance can be given that any of these patents will be granted or that the patents currently owned by the Company and any patents that may be granted in the future will be enforceable or provide the Company with meaningful protection from competitors. Even if a competitor's products were to infringe patents owned by the Company, it could be costly for the Company to enforce its rights in an infringement action and would divert funds and resources otherwise used in the Company's operations. Furthermore, no assurance can be given that the

                                        v




Company would be successful in enforcing such rights. No assurance can be given that any of the Company's patent applications will be allowed or, if allowed, will provide the Company with any advantage against competitors selling similar products. Similarly, no assurance can be given that the Company's products will not infringe patents or rights of others.

         The Company also relies on unpatented proprietary know-how, which may be duplicated, and employs various methods including confidentiality agreements with employees to protect its proprietary know-how. However, such methods may not afford complete protection and no assurance can be given that others will not independently develop such know-how or obtain access thereto.

UNCERTAINTY OF MARKET ACCEPTANCE FOR THE COMPANY'S IN- STORE ADVERTISING AND PROMOTION PRODUCTS

         As is typical in the case of newly introduced products, demand and market acceptance for such products is subject to a high level of uncertainty. Achieving and maintaining market acceptance for the Company's in-store advertising and promotion products will require substantial marketing efforts and expenditure of significant funds. No assurance can be given that the Company's in-store advertising and promotion products will achieve and maintain market acceptance, or that increased marketing efforts will result in successful commercialization of the in-store advertising and promotion products, or that such products will generate sufficient revenues to permit profitable operations.

DEPENDENCE ON LICENSE FOR FLOOR FOCUS AD-TILE(TM)

         The Company's success in implementing its strategy for its in-store advertising and promotion products depends in part on its exclusive, worldwide license to use the patented Floor Focus Ad-Tile(TM) system. The termination of this license may limit the Company's ability to market its in-store advertising and promotion products. Pursuant to this license agreement, the Company is required to purchase a minimum number of Floor Focus Ad-Tiles(TM) at the price set forth in the license agreement. In the event the Company does not purchase the minimum requirements, it must pay a minimum royalty fee based on the deficiency. Such license is also subject to infringement claims from third parties. No assurance can be given that this license will not be terminated, or that a third party will not be successful in an infringement action. The termination of this license could have a material adverse effect on the Company's in-store advertising and promotion products.

NEED FOR ADDITIONAL FINANCING

         A significant portion of the Company's capital requirements to date has been funded through equity and subordinated debt investments by Beresford Box Company Ltd. (formerly Beresford Packaging, Inc.) (subsequently converted into the Company's Series B and Series C Preferred Stock), a principal stockholder, the proceeds from the Company's three prior public offerings, the exercise of warrants sold in these public offerings and private placements. The Company has also utilized

                                       vi




bank loan and line of credit facilities, trade credit facilities and equipment leases. Although management believes that fixed asset or lease financing is now available at competitive rates from banks and leasing companies to finance a substantial part of the remainder of the planned increase in capacity at the Dighton facility during the next six months, and that the availability of this financing together with its current bank line of credit, and anticipated funds from operations will be sufficient to fund the Company's operations and proposed expansion of its business and in-store advertising and promotion business for at least the next 12 months, the Company may require additional financing. The Company may raise additional financing through the sale of equity or debt securities in order to finance all or part of the remainder of the planned increased capacity at the Dighton facility over the next six months as well as to increase its in-store advertising and promotion business and general working capital. The Company has no commitments for such financing, and no assurance can be given that the Company will be successful in obtaining such additional financing or that such financing will be available on terms favorable to the Company, if at all.

DEPENDENCE UPON KEY PERSONNEL

         The Company's ability to continue to develop and to market its products depends, in large part, on its ability to attract and retain qualified personnel. Competition for such personnel is intense and no assurance can be given that the Company will be able to retain and attract such personnel.

         The Company is dependent in particular upon the services of Dennis N. Caulfield, its President and Chief Executive Officer, C. Jill Beresford, its Vice President of Marketing, and Gregory M. Davall, its Vice President of Manufacturing, and has employment agreements with these officers. The loss of the services of any of these individuals could have a material adverse effect on the Company. The Company maintains and is the beneficiary of key-person life insurance on each of Dennis N. Caulfield and C. Jill Beresford in the amount of at least $1,000,000 per individual.

SUBSTANTIAL  SHARES  OF  PREFERRED  STOCK  OUTSTANDING;   POSSIBLE  ISSUANCE  OF
ADDITIONAL PREFERRED STOCK

         The Company is authorized to issue up to 2,000,000 shares of Preferred Stock, $.01 par value per share (the "Preferred Stock"). As of April 1, 1996, there were issued and outstanding 303,946 shares of Series A Convertible Preferred Stock, 146,695 shares of Series B Convertible Preferred Stock and 18,337 shares of Series C Redeemable Preferred Stock.

         The Company has no present intention to issue any additional shares of Preferred Stock. However, the issuance of any such Preferred Stock could affect the rights of the holders of the Common Stock and reduce its value. In particular, specific rights granted to future holders of Preferred Stock could be used to restrict the Company's ability to merge with or sell its assets to a third party, thereby preserving control of the Company by its present owners.



                                       vii




SUBSTANTIAL SHARES OF COMMON STOCK RESERVED FOR THE EXERCISE OR GRANT OF OPTIONS AND WARRANTS; POTENTIAL DILUTIVE EFFECT THEREOF; REGISTRATION RIGHTS OF WARRANT HOLDERS

         The Company has reserved 933,750 shares of Common Stock for issuance upon exercise of options granted or available for grant to employees, officers, directors and consultants pursuant to the Company's 1990 and 1993 Stock Option Plans, as well as an aggregate of 2,539,881 shares of Common Stock for issuance upon (i) exercise of the Class B Warrants and the Underwriter's Warrants I and II; (ii) conversion of the Series A and Series B Convertible Preferred Stock;
(iii) exercise of the warrants issued to an individual and principals of the placement agent in the Company's private placements to overseas investors; and
(iv) the attainment of certain performance goals by RC America, Inc. The existence of the aforementioned options, warrants, and Preferred Stock may prove to be a hindrance to future financing by the Company. Although the book value of the Company's Common Stock is currently significantly lower than the exercise prices of the outstanding options and warrants, the exercise of any such options or warrants in the future could dilute the book value of the Company's Common Stock. Further, the holders of such options and warrants may exercise them at a time when the Company would otherwise be able to obtain additional equity capital on terms more favorable to the Company.

EFFECT OF FUTURE SALES OF RESTRICTED SECURITIES

         Of the 11,800,909 shares of the Company's Common Stock outstanding on April 1, 1996, 2,332,269 shares are held by Dennis N. Caulfield (through a corporation controlled by Mr. Caulfield), Beresford Box Company Ltd. (a corporation controlled by Ms. Beresford) (excluding 146,695 shares of Series B Convertible Preferred Stock), C. Jill Beresford and Alex F. Vaicunas, and an aggregate of 727,470 shares were issued in four Regulation D offerings to accredited investors. Of the 727,470 shares, an aggregate of 515,000 shares of Common Stock issued in the first three Regulation D offerings were registered by the Company on Form S-1 Registration Statements that were declared effective on September 13, 1993 and April 7, 1994, respectively. The remaining 212,470 shares of Common Stock sold in the last Regulation D offering were registered in a Registration Statement declared effective on January 5, 1995 and are also included in this Prospectus. None of the 2,332,269 shares have been registered under the Securities Act of 1933, as amended (the "Securities Act"), and are "restricted securities" under Rule 144 of the Securities Act, exclusive of 3,200 shares, which are registered but also subject to the resale limitations (except the holding period) of Rule 144 since they are held by an affiliate of the Company. Ordinarily, under Rule 144, a period holding restricted securities for a period of two years may, every three months, sell in ordinary brokerage transactions or in transactions directly with a market maker an amount equal to the greater of one percent of the Company's then outstanding Common Stock or the average weekly trading volume during the four calendar weeks prior to such sale. Rule 144 also permits sales by a person who is not an affiliate of the Company and who has satisfied a three-year holding period to sell with out any quantity limitation. Future sales under Rule 144 may have a depressive effect on the market price of the Common Stock. All of the shares of Common Stock held by Messrs. Caulfield and Vaicunas, and Beresford Box Company Ltd. are currently eligible for sale pursuant to Rule 144.

                                      viii




         From December 1992 through June 1994, the Company issued an aggregate of 1,718,000 shares of its Common Stock in Regulation S offerings. These shares are subject to the restrictions of Regulation S and may not be sold unless such shares are registered under the Act and any applicable state securities law in the United States or such offer or sale is made pursuant to exemptions from those registration requirements.

         In addition, in April 1993, the Company registered 200,000 shares of its Common Stock underlying the 1990 Stock Option Plan on a Form S-8 registration statement, which shares when exercised will become freely tradeable. To date, 16,250 shares have been exercised under the 1990 Stock Option Plan and are freely tradeable. Options to purchase up to an additional
173,750 shares have also been granted under the 1990 Stock Option Plan, and options to purchase 661,380 shares have been granted under the 1993 Stock Option Plan.

ANTI-TAKEOVER MEASURES; POSSIBLE ANTI-TAKEOVER EFFECTS OF CERTAIN CHARTER PROVISIONS

         The  Company,  as a Delaware  corporation,  is  subject to the  General
Corporation Law of the State of Delaware, including Section 203, an anti-takeover law enacted in 1988. In general, the law restricts the ability of a public Delaware corporation from engaging in a "business combination" with an "interested stockholder" for a period of three years after the date of the transaction in which the person became an interested stockholder. As a result, potential acquirors of the Company may be discouraged from attempting to effect an acquisition transaction with the Company, thereby possibly depriving holders of the Company's securities of certain opportunities to sell or otherwise dispose of such securities at above-market prices pursuant to such transactions. As a result of the application of Section 203 and certain provisions in the Company's Certificate of Incorporation and Bylaws, including the adoption of a classified Board of Directors and the requirement for increased shareholder vote to take certain actions involving the directors and the Certificate of Incorporation and Bylaws as amended, potential acquirors of the Company may find it more difficult or be discouraged from attempting to effect and acquisition transaction with the Company, thereby possibly depriving holders of the Company's securities of certain opportunities to sell or otherwise dispose of such securities at above-market prices pursuant to such transactions.

LIMITATION ON DIRECTOR LIABILITY UNDER DELAWARE LAW

         Pursuant to the Company's Certificate of Incorporation, as amended, and under Delaware law, directors of the Company are not liable to the Company or its stockholders for monetary damages for breach of fiduciary duty, except for liability in connection with a breach of the duty of loyalty, for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, for dividend payments or stock repurchases illegal under Delaware law or for any transaction in which a director has derived an improper personal benefit. However, insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers, or persons controlling the Company pursuant to the foregoing, the Company has been informed that in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Securities Act, and is, therefore, unenforceable.

                                       ix




NO ACTIVE PUBLIC MARKET; ARBITRARY DETERMINATION OF EXERCISE PRICES; POSSIBLE VOLATILITY OF TRADING PRICES FOR COMMON STOCK

         Although the Common Stock and Class B Warrants are quoted on NASDAQ/NMS, and the Preferred Stock is quoted on NASDAQ, no assurance can be given that an active public market in such securities will be sustained. The exercise price of the Class B Warrants and the Underwriter's Warrants was arbitrarily determined by negotiation between the Company and the Underwriters. Such exercise prices do not necessarily bear any relationship to the Company's assets, book value, total revenue or other established criteria of value, and should not be considered indicative of the actual value of the Common Stock. The trading prices of the Common Stock could be subject to wide fluctuations in response to the Company's operating results, announcements by the Company or others of developments affecting the Company or its competitors or customers and other events or factors. In addition, the stock market has experienced extreme price and volume fluctuations in recent years. These fluctuations have had a substantial effect on the market prices for many companies and similar events in the future may adversely affect the market prices of the Common Stock.

NO DIVIDENDS

         The Company has not paid dividends to its stockholders since its inception and does not plan to pay dividends in the foreseeable future. The Company intends to reinvest earnings, if any, in the development and expansion of its business.




                                        x




                             SUBSCRIPTION AGREEMENT


         THIS AGREEMENT (the "Agreement") made and entered into by and between BPI Packaging Technologies, Inc., a Delaware (U.S.A.) corporation with its principal place of business at 455 Somerset Avenue, Dighton, Massachusetts 02764 (the "Company"); and the undersigned (hereinafter referred to individually as a "Buyer" and collectively, as the "Buyers") .


                              W I T N E S S E T H :

         WHEREAS, the Company is offering up to 1,000,000 shares (the "Shares"), on a "best efforts" basis to raise up to $2,000,000 in gross proceeds from the sale of the Shares (the "Offering");

         WHEREAS, the Buyers wish to participate in the Offering whereby they will invest in the Shares as contemplated by this Agreement and all exhibits attached hereto;

         WHEREAS, the Shares being offered in the Offering have not been registered under the registration provisions of the Securities Act of 1933, as amended (the "Act") or under applicable state securities laws, and are being offered and sold by the Company in reliance upon an exemption from registration under Sections 4(2) and/or 4(6) of the Act, and Regulation D promulgated thereunder; and

         WHEREAS, as a new Buyer, you have indicated your desire to participate in this Offering and to subscribe to and agree to purchase _____ Shares at $2.00 per Share for an aggregate subscription price of $_________.

         NOW, THEREFORE, in consideration of the covenants and agreements herein contained, and other valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Company and the Buyers agree as follows:

         1. PAYMENT. Buyer hereby agrees to pay to the Company the amount set forth above via wired funds to: Cambridge Trust Company, 1336 Massachusetts Avenue, Cambridge, Massachusetts 02138; ABA #: 011300595, Account #:
57-240-3-01, O'Connor, Broude & Aronson, Client Fund Account, in favor of BPI Packaging Technologies, Inc. Upon acceptance of the Subscription Agreement by the Company, the company may use such funds for working capital and general corporate purposes. Should this Agreement not be accepted by the Company, the proceeds shall be returned to the Buyer without interest.

         2.       AUTHORIZATION AND SALE OF SHARES.

                  2.1 AUTHORIZATION OF SHARES. The Company has duly authorized the sale and issuance of up to 1,000,000 Shares of Common Stock.

                  2.2 SALE OF SHARES. Subject to the terms and conditions of this Agreement, the Buyer hereby subscribes for and agrees to purchase from the Company the number of Shares set forth above, at a purchase price of $2.00 per Share. There is no placement agent acting on behalf of the Company in connection with the Offering.

         3.       THE CLOSING.

                  3.1 CLOSING DATE. This Subscription Agreement constitutes an offer by the Buyer to purchase the Shares. The Company expects to hold one or more closings (the "Closing") of this Offering, with the first Closing expected to be held on April 12, 1996. The final Closing of this Offering is expected to be held upon the earlier of (i) five (5) days after the Company has accepted subscriptions for an aggregate of $2,000,000 or (ii) April 26, 1996 (the "Termination Date"). No minimum number of Shares is required to be sold before a Closing occurs. The Termination Date of the Offering is subject to prior termination or extension for up to an additional sixty (60) days in the discretion of the Company. Buyers will be notified in the event of such termination or extension.

                  3.2 DELIVERY. Within fifteen (15) days following the Closing, the Company will deliver to each Buyer a certificate or certificates, in such denominations and registered in such name or names as each Buyer may designate by notice to the Company, representing the Shares purchased by each Buyer from the Company. Prior to the Closing, each Buyer shall have delivered to the Company payment of the purchase price therefor by wire transfer to such Company account as the Company shall designate. If, at the Closing, any of the Buyers shall have failed to tender the purchase price for the Shares to be purchased by such Buyer at the Closing or any of the conditions specified herein shall not have been fulfilled to the satisfaction of the Company, the Company shall, at its election, be relieved of all of its obligations under this Agreement to such Buyer. The Company shall be under no obligation to accept this offer and to close this transaction until the Closing.

                  3.3 FURTHER UNDERTAKINGS BY BUYERS. Each Buyer undertakes to execute and deliver to the Company, within five (5) days after receipt of the Company's reasonable request therefor, such further designations, authorizations, and other instruments as the Company deems necessary or appropriate to carry out the provisions of this Agreement.

         4. REPRESENTATIONS, WARRANTIES AND COVENANTS OF BUYER. The Buyer acknowledges that the Company is offering the Shares in reliance upon the representations, warranties, and other information set forth by the Buyer herein. The Buyer undertakes to notify the Company immediately of any changes in any of the representations, warranties, and other information contained herein. In order to induce the Company to accept the subscription made hereby, the Buyer hereby represents, warrants and acknowledges to the Company as follows:

                  4.1 FINDINGS OR RECOMMENDATIONS. The Buyer is aware that neither the Securities and Exchange Commission (the "SEC") nor the Attorney General of the State of Delaware nor any other federal or state agency has made any findings or determination as to the fairness of the

Common Stock, nor has any recommendation been made as to the fairness of the Common Stock, nor has any recommendation or any endorsement of the Common Stock been made and the Common Stock offered is not registered under federal, Delaware or any other state law and the securities are restricted securities within the meaning of the U.S. Federal Securities laws because of the Company's representations that this is intended to be a non-public offering pursuant to
Section 4(2) and/or 4(6) of the Act.

                  4.2 SOPHISTICATION. The Buyer represents that he has reached the age of majority in the state in which the Buyer resides, has such knowledge and experience in financial and business matters that he is capable of evaluating the merits and risks of purchasing of the Shares and of making an informed investment decision with respect thereto. The Buyer recognizes that the purchase of Shares involves a high degree of risk in that (i) the Company has incurred losses in most years of its existence; (ii) he may not be able to liquidate his investment; (iii) transferability is extremely limited and (iv) in the event of disposition, he could sustain the loss of his entire investment.

                  4.3 ACCESS TO INFORMATION. The Buyer, in making the decision to purchase the Shares subscribed for, acknowledges that he and his representatives, if any, have been given access to and the opportunity to examine all material books and records of the Company and all material contracts and documents relating to this Offering, specifically the following documents (the "Documents"):

         1. The Company's Post Effective Amendment No. 1 to Form S-1 Registration Statement on Form S-3, filed with the Commission on March 5, 1996;

         2.       Annual  Report on Form 10-K for the year  ended  February  24,
                  1995;

         3. The Company's Quarterly Reports on Form 10-Q for the quarters ended May 26, 1995, August 25, 1995, and November 24, 1995, as amended;

         4. The Company's Definitive Proxy Statement for the 1995 Annual Meeting, filed with the Commission on August 8, 1995; and

         5. The Company's Current Reports on Form 8-K, dated January 26, 1996 and December 30, 1995.

         The Buyer understands all of the risk factors related to the purchase of the Shares. The Buyer or his legal counsel or investment advisor has been given a full opportunity to ask questions of, and to receive answers from, the Company and its officers and directors concerning the terms and conditions of the Offering, the documents prepared in connection therewith, the finances and operations of the business of the Company and to obtain additional information necessary to verify the accuracy of the information contained in the Documents, or such other information as he or his legal counsel or investment advisor desired in order to evaluate an investment in the Shares, and all such questions have been answered to the full satisfaction of the undersigned.

                  4.4 BUYER'S ACKNOWLEDGMENT OF SECURITIES LAWS EXEMPTIONS. The Buyer acknowledges that the Shares are being sold pursuant to an exemption from the registration provisions of the Act in reliance upon the representations made by the Buyer herein.

                  4.5 INVESTMENT REPRESENTATION. The Buyer understands that the Shares have not been registered under the Act by reason of a claimed exemption under the provisions of the Act which depends, in part, upon his investment intention.

         The Buyer further represents that he is acquiring the securities hereunder for his own account and not with a view to reselling or otherwise distributing such securities in violation of any federal or state securities laws and understands and agrees that the securities to be issued hereunder are restricted on transfer and must be held unless (i) they are registered under the Act and applicable state securities laws; or (ii) an exemption from registration is available, and the Company has received an opinion of counsel, in form and substance satisfactory to it, to such effect. Although the Company has agreed to use its best efforts to file the reports and make publicly available other information so long as necessary to permit sales pursuant to Rule 144 under the Act, no assurance can be given that the Company will be able to do so.

         Each Buyer agrees that the Shares purchased hereunder may only be transferred if registered under the Act and applicable state securities laws or pursuant to an exemption from such registration requirements. The Buyer understands that Rule 144 promulgated under the Act is not available with respect to the Shares, and that compliance with an applicable exemption under the Act may be required for a sale or other disposition of Shares that are not registered under the Act. The Buyer agrees that the following legend and any appropriate state legend may be placed on any certificates evidencing the securities purchased herein:

                  "THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT") OR UNDER ANY STATE LAW AND ARE "RESTRICTED SECURITIES" AS THAT TERM IS DEFINED IN RULE 144 UNDER THE ACT. THE SHARES MAY NOT BE SOLD, TRANSFERRED, OR OTHERWISE DISPOSED OF EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT OR PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE ACT, THE AVAILABILITY OF WHICH IS TO BE
         ESTABLISHED AND ACCOMPANIED BY AN OPINION OF COUNSEL TO THE SATISFACTION OF THE COMPANY."

         Each Buyer understands that, so long as the legend(s) may remain on the certificates representing the securities sold hereby, the Company may maintain appropriate "stop transfer" orders with respect to such shares on its books and records and with those to whom it may delegate registrar and transfer functions.

                  4.6 ABILITY TO RISK LOSS OF INVESTMENT. The Buyer warrants and represents that he has determined that the Shares are a suitable investment for him and that his financial condition is such that (i) he has no need for liquidity in such investment; (ii) he is able to bear all risks of holding the Shares for an indefinite period of time; and (iii) he is able to bear all risks of losing his entire investment. The Buyer further acknowledges that he has prior investment experience, including investment in non-registered securities, or he has employed the services of an investment advisor, attorney or accountant to read all of the documents, including the Documents, furnished or made available by the Company both to him and to all other prospective investors in the Shares and to evaluate the merits and risks of such an investment on his behalf; that he recognizes the highly speculative nature of this investment; and is able to bear the economic risk he hereby assumes.

                  4.7 NET WORTH EFFECT FROM INVESTMENT. The Buyer represents that his overall commitment to investments which are not readily marketable is not disproportionate to his net worth and that his investment in the Company will not cause such overall commitment to become excessive. The Buyer represents that he is an "accredited investor" as such term is defined in Rule 501 of Regulation D promulgated under the Act, as indicated by his responses below and in the Confidential Buyer Questionnaire.

         The Buyer is an accredited investor because the Buyer is (CHECK APPROPRIATE ITEM):

         ---
         ---      (a)      a bank as defined in Section 3(a)(2) of the Act;

         ---
         ---      (b)      a savings and loan association or other institution
                           as defined in Section 3(a)(5)(A) of the Act;

         ---
         ---      (c)      a broker or dealer registered pursuant to Section 15
                           of the Securities Exchange Act of 1934;

         ---
         ---      (d)      an insurance company as defined in Section 2(13) of
                           the Act;


         ---
         ---      (e)      an investment company registered under the Investment
                           Company Act of 1940 or a business development company as defined in Section 2(a)(48) of such Act;

         ---
         ---      (f)       a Small Business  Investment Company licensed by the
                            U.S.  Small  Business  Administration  under Section
                            301(C) or (d) of the Small Business Investment Act of 1958;

         ---
         ---      (g)       an employee benefit plan within the meaning of Title
                            I of the Employee  Retirement Income Security Act of
                            1974, if the  investment  decision is made by a plan
                            fiduciary,  as defined in Section 3(21) of such Act,
                            which   is   either   a  bank,   savings   and  loan
                            association,   insurance   company,   or  registered
                            investment adviser, or if the employee benefit plan has total assets in excess of $5,000,000 or, if a self-directed plan, with investment decisions made solely by persons that are accredited investors;

         ---
         ---      (h)       a private business development company as defined in
                            Section 202(a)(22) of the Investment Advisers Act of
                            1940;

         ---
         ---      (i)       an  organization  described in Section  401(c)(3) of
                            the Internal Revenue Code with total assets in excess of $5,000,000;

         ---
         ---      (j)       an  organization  described in Section  501(c)(3) of
                            the    Internal    Revenue    Code,     corporation,
                            Massachusetts   or  similar   business   trust,   or
                            partnership, not formed for the specific purpose of acquiring the securities offered, with total assets in excess of $5,000,000;

         ---
         ---      (k)       a natural person whose individual net worth or joint
                            net worth with that person's spouse, at the time of his purchase exceeds $1,000,000;

         ---
         ---      (l)       a natural  person  who had an  individual  income in
                            excess of $200,000 in each of the two most recent years or joint income with that person's spouse in excess of $300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year;

         ---
         ---      (m)       a trust,  with total assets in excess of $5,000,000,
                            not formed for the specific purpose of acquiring the
                            securities offered,  whose purchase is directed by a
                            sophisticated   person  as   described   in  Section
                            230.506(b)(2)(ii); or

         ---
         ---      (n)       an  entity  in which all of the  equity  owners  are
                            accredited   investors.   (If  this  alternative  is
                            checked, you must identify each equity owner and provide statements signed by each demonstrating how each qualifies as an accredited investor.)

                  4.8 BINDING EFFECT OF SUBSCRIPTION AGREEMENT. This Agreement shall not be binding on the Company until such Agreement is accepted by the Company. The Buyer hereby acknowledges and agrees, subject to any applicable state securities law, that the subscription and application hereunder are irrevocable, that the Buyer is not entitled to cancel, terminate or revoke this Subscription Agreement or any agreements of the Buyer hereunder and that this Subscription Agreement and such other agreements shall survive the death or disability of the undersigned and shall be binding upon and inure to the benefit of the parties and their heirs, executors, administrators, successors, legal representatives and assigns. If the Buyer is more than one person, the obligations of the undersigned hereunder shall be joint and several, and the agreements, representations, warranties and acknowledgments herein contained shall be deemed to be made by and be binding upon each such person and his heirs, executors, administrators, successors, legal representatives and assigns.

                  4.9 DECISION TO INVEST. In making his decision to purchase the Shares herein subscribed for, the Buyer has relied solely upon the information about the Company contained in the Agreement and Documents provided to him, and upon independent investigations made by him or his legal counsel or investment advisor. He is not relying on any representations or warranties from the Company or any of its officers, directors, affiliates, employees or agents, other than the information provided by the Company to him in this Offering. In addition, he is not subscribing pursuant hereto for any Shares as a result of or subsequent to (i) any advertisement, article, notice or other communication published in any newspaper, magazine or similar media or broadcast over television or radio or (ii) any seminar or meeting whose attendees, including the undersigned, had been invited as a result of, subsequent to, or pursuant to, any of the foregoing.

                  4.10 BUYER'S FINANCIAL CONDITION. The Buyer has completed the accompanying Confidential Buyer Questionnaire and has delivered it herewith and represents and warrants that it accurately sets forth his financial condition on the date hereof. The Buyer has no reason to expect there will be any material adverse change in his financial condition and will advise the Company of any such changes occurring prior to the Closing or termination of the Offering.

                  4.11 BUYER'S RESIDENCE. The Buyer represents that he is a resident and domiciliary (not a temporary or transient resident) of the state, county, and country set forth below, has no present intention to become a resident of any other jurisdiction, and all communications, written or oral, concerning the Shares have been directed to the Buyer in, and received by him in, such state jurisdiction.

                  4.12 BUYER AS REPRESENTATIVE. The Buyer represents and warrants that if the Buyer is executing this Agreement in a representative or fiduciary capacity, the Buyer has full power and authority to execute and deliver the Agreement on behalf of the subscribing corporation, partnership, trust or other entity for whom the Buyer is executing this Agreement, and such corporation, partnership, trust or other entity has full right and power to enter into and perform this Agreement.

                  4.13 BUYER AS AGENT. The Buyer may purchase Shares as agent for various principals to be designated, in which case it shall hereby make the above representations and warranties on behalf of such principals.

                  4.14 UNREGISTERED  SECURITIES.  The Buyer understands that the
Shares have not been registered under the Act or under applicable state securities laws in reliance upon specific exemptions from registration thereunder. The Buyer is aware that the Shares are and will be, when issued, "restricted securities" as that term is defined in Rule 144 under the Act.

                  4.15 BUYER'S UNDERSTANDING. The Buyer has read, understands and acknowledges receipt of the written material supplied by the Company, including the Documents.

                  4.16 NO PROTECTION OF BUYER'S INTERESTS. The Buyer has been advised that the Company has not retained any independent professionals to review or comment on this Offering or otherwise protect the interests of the Buyer. Although the Company has retained its own counsel, neither such firm nor any other firm has acted on behalf of the Buyer, and any purchaser of the Shares offered hereby should not rely on the firm so retained by the Company with respect to any matters herein described.

                  4.17 NO REGISTRATION. The Buyer has been advised that the Shares have not been registered under the Act, and he may not be able to liquidate his investment in the Company quickly or on acceptable terms in the event he should desire to do so.

                  4.18 NO REPRESENTATIONS ON COMPANY'S RESULTS OF OPERATIONS. There has never been represented, guaranteed, or warranted to the Buyer by any broker, the Company, its officers, directors, agents, or employees or any other person, expressly or by implication (i) the percentage of profits and/or amount of or type of consideration, profit or loss to be realized, if any, as a result of the Company's operations; and (ii) that the past performance or experience on the part of the management of the Company, or of any other person, will in any way result in the overall profitable operations of the Company.

                  4.19 REVIEW OF SUBSCRIPTION AGREEMENT. The Buyer understands that the Company will review this Agreement and is hereby given authority by the undersigned to call his bank or place of employment or otherwise review the financial standing of the Buyer; and it is further agreed that the Company reserves the unrestricted right to reject or limit any subscription and to close the offer at any time.

                  4.20 DUE EXECUTION, DELIVERY AND PERFORMANCE OF THIS AGREEMENT AND OTHER OBLIGATIONS. Buyer has full right, power, authority and capacity to enter into this Agreement and to consummate the transactions contemplated hereby; and, if Buyer is a company or corporation, the execution, delivery and performance of this Agreement by Buyer have been duly authorized by all requisite corporate and shareholder action of Buyer. Upon the execution and delivery of this Agreement and its acceptance by the Company, this Agreement shall constitute the legal, valid and binding obligations of Buyer, enforceable against Buyer in accordance with its terms (except insofar as the enforcement thereof may be limited by any applicable laws relating to or affecting the enforcement of creditors' rights generally or by general equitable principles).

                  4.21 VALUATION OF THE COMMON STOCK. The Buyer understands that the valuation placed upon the Common Stock has been based on the recent performance of the Common Stock as reported by NASDAQ/NMS. The Buyer represents that he has independently evaluated the fairness of the offering price for the Common Stock.

         5. REPRESENTATIONS AND WARRANTIES OF THE COMPANY. The Company hereby represents and warrants to the Buyer that as of the date hereof, and as of the first Closing and any interim Closings, except as otherwise set forth herein:

                  5.1  ORGANIZATION  AND  CORPORATE  POWER.  The  Company  is  a
corporation duly organized, validly existing and in good standing under the laws of the State of Delaware, and is qualified to do business as a foreign corporation in each jurisdiction in which such qualification is required, except where failure so to qualify would not have a material adverse effect on the Company. The Company has all required corporate power and authority to own its property, to carry on its business as presently conducted or contemplated, to enter into and perform this Agreement and generally to carry out the transactions contemplated hereby. The Company is not in violation of any term of its Certificate of Incorporation or its By-laws, or any material instrument, agreement, judgment, decree, order, statute, rule or regulation of any federal, state or local government or agency applicable to the Company.

                  5.2 AUTHORIZATION. This Agreement, and all documents and instruments executed pursuant hereto are legal, valid and binding obligations of the Company, enforceable in accordance with their terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium and other laws applicable to creditors' rights and remedies and to the exercise of judicial discretion in accordance with general principles of equity. The execution, delivery and performance of this Agreement and the issuance of the Common Stock have been duly authorized by all necessary corporate or other action of the Company.

                  5.3  CAPITALIZATION.  As of  April  1,  1996,  the  authorized capital stock of the Company consisted of (i) 30,000,000 shares of Common Stock, $.01 par value, of which 11,800,909 shares were issued and outstanding; and (ii) 2,000,000 shares of Preferred Stock, $.01 par value, of which 1,400,000 shares have been designated as Series A Convertible Preferred Stock, $.01 par value per share, 303,946 of which shares are validly issued, fully paid and non-assessable, one share of Series A Preferred Stock is convertible for one share of Common Stock; 146,695 shares have been designated as Series B Convertible Preferred Stock, $.01 par value per share, 146,695 of which shares are validly issued, fully paid and non-assessable; 36,674 shares have been designated as Series C Redeemable Preferred Stock, $.01 par value per share, 18,337 of which shares are validly issued, fully paid and non-assessable. The Company has also reserved the following securities for issuance: (i) 1,587,040 shares of Common Stock issuable upon exercise of the 1,526,000 Class B Redeemable Common Stock Purchase Warrants (the "Class B Warrants") issued in the Company's third public offering (the "Public Offering"); (ii) 145,600 shares of Common Stock issuable upon exercise of the warrant (the "Underwriter's Warrant I") issued to the underwriter of the Company's Public Offering; (iii) 140,000 Class B Warrants issuable upon exercise of the Underwriter's Warrant I; (iv) 145,600 shares of Common Stock issuable upon exercise of the Class B Warrants underlying the Underwriter's Warrant I;
(v) 50,000 shares of Common Stock issuable upon exercise of the warrant (the "Underwriter's Warrant II") issued to the underwriter of the Company's second public offering in June 1991; (vi) 100,000 shares of Series A Preferred Stock issuable upon exercise of the Underwriter's Warrant II; (vii) 50,000 warrants (the "SPO Warrants") issuable upon exercise of the Underwriter's Warrant II; and
(viii) 103,000 shares of Common Stock issuable upon exercise of the Underwriter's Warrant II and the underlying SPO Warrants; (ix) 21,000 shares of Common Stock issuable upon exercise of warrants issued to an individual and principals of the placement agent in the Company's Regulation S offerings; (x) 933,750 options granted or available for grant under the Company's 1990 and 1993 Stock Option Plans; and (xi) up to 82,600 additional shares issuable in connection with the acquisition of the interest of a minority shareholder of RC America, Inc.

         6.       REGISTRATION RIGHTS.

                  6.1      REGISTRATION RIGHTS.

                           (a) Within  ninety (90) days after the final  closing
of this Offering, the Company will use its commercially reasonable efforts to prepare and file with the Securities and Exchange Commission a registration statement on Form S-1 or Form S-3 (or any successor form) relating to the shares of the Common Stock sold in this Offering. In addition, the Company may, in its sole discretion, at any time and after notice to the Investors, elect to register all of such Common Stock on a Form S-1 or Form S-3 (or other appropriate form) in connection with any other registration statement or on a stand-alone basis.

                           (b) If permitted by  applicable  law and  regulation,
the Company at the request of the holders owning a majority of the Shares, shall file such amendments and/or supplements to such registration statement, and, subject to this Section 6 hereof, take such other steps as may be required to maintain such registration statement in effect, and to keep the information therein current, until the earlier of the sale of all of the Shares included in the registration statement or the expiration of eighteen months from the effective date of such registration statement.

                           (c) In  connection  with any  registration  statement
referred to in Section 6 of this Agreement, Subscriber will furnish to the Company such information as the Company may reasonably require from the Subscriber for inclusion in the registration statement (and the prospectus included therein).

                           (d) The Company's  obligations  under this  Agreement
shall be conditioned upon the Subscriber executing and delivering to the Company an appropriate agreement, if necessary in the reasonable opinion of counsel to the Company, in form reasonably satisfactory to counsel for the Company, that it will comply with all anti-stabilization, manipulation, and similar provisions of
Section 10 of the 1934 Act, and any rules promulgated thereunder and will furnish to the Company information about sales made in such public offering.

                           (e) The Company,  at its expense,  shall cause all of
the Shares included in a registration statement referred to in Section 6 hereof to be qualified under the laws of such reasonable number of jurisdictions, as the Company may reasonably designate, and the Company will continue such qualification in effect for such period of time not to exceed eighteen months from the effective date of the registration statement referred to in Section 6 which relates to such Shares.

                           (f) The  Company  shall not be required to effect any
registration within three months after the effective date of any other underwritten registration statement of the Company. The Company shall have the right to designate the managing underwriter in respect of a public offering pursuant to this Section 6.1.

                           (g) If at the time the  Company  is  registering  the
Common Stock pursuant to this subsection 6.1, the Company is engaged or has fixed demonstrable plans to engage within ninety (90) days of the time of the request in an underwritten public offering (other than on a Form S-4 or S-8) as to which the holders may include Common Stock pursuant to subsection 6.1 or is engaged in any other activity which, in the good faith determination of the Company's Board of Directors, would be adversely affected by the registration to the material detriment of the Company, then the Company may, at its option, direct that if it effectuates the registration, the holders of conversion shares shall agree not to publicly sell such registered Common Stock for such period of time as requested by the underwriter managing the public offering or by the Company's Board of Directors.

                  6.2      EXPENSES.

                           (a) With respect to the registration right granted in
Section 6.1 hereof, all fees, costs and expenses of an incidental to such registration, inclusion and public offering (as specified in paragraph (b) below) in connection therewith shall be borne by the Company, provided, however, that any security holders participating in such registration shall bear their pro rata share of the underwriting discount and commissions and transfer taxes.

                           (b) The fees,  costs and expenses of  registration to
be borne by the Company as provided in paragraph (a) above shall include, without limitation, all registration, filing, and NASD fees, printing expenses, fees and disbursements of counsel and accountants for the Company, and all legal fees and disbursements and other expenses of complying with state securities or blue sky laws of any jurisdictions in which the securities to be offered are to be registered and qualified (except as provided in 6.2(a) above). Fees and disbursements of counsel and accountants for the selling security holders and any other expenses incurred by the selling security holders not expressly included above shall be borne by the selling security holders.

                  6.3      INDEMNIFICATION.

                           (a) With respect to the registration  right described
in this Section 6 and to the extent permitted by law, the Company hereby agrees to indemnify, hold harmless and defend the holders and each person, if any, who is deemed a "controlling person" of any such Investor within the meaning of the 1933 Act, against any and all losses, claims, damages or liabilities (including legal and other expenses incurred in investigating and defending against the same), to which they, or any of them, may become subject under the 1933 Act or other statute or common law, arising out of or based upon:

                                    (i)  any  alleged  untrue   statement  of  a
         material fact contained in any registration statement, preliminary prospectus or prospectus included therein, any amendment thereof or supplement thereto; or

                                    (ii) the alleged omission to state therein a
         material fact required to be stated therein or necessary to make the statements contained therein not misleading; provided, however, that the indemnity contained in this Section 6.3(a) shall not apply to any such alleged untrue statement or omission made in reliance upon and in conformity with information furnished in writing to the Company by or on behalf of the holders. The Buyer agrees that as soon as practicable, but in any event within ten (10) days after the receipt of notice of any claim or action against it in respect of which indemnity may be sought from the Company hereunder, to notify the Company thereof in writing, and the Company shall assume the defense of such claim or action (and the cost thereof) by counsel of its own choosing, who shall be reasonably satisfactory to the holders.

                           (b)  The  Buyer  hereby  agrees  to  indemnify,  hold
harmless and defend the Company, its directors and officers, each person, if any, who is deemed a controlling person of the Company within the meaning of the 1933 Act, and the underwriter, to the extent permitted by law, against any and all losses, claims, damages or liabilities, including legal or other expenses incurred in investigating and defending against the same, to which they or any of them may become subject under the 1933 Act or other statute or common law, arising out of or based upon:

                                    (i) any  alleged  untrue  statement  by such
         Buyer of a material fact contained in any such registration statement, or prospectus or preliminary prospectus included therein, or any amendment thereof or supplement thereto; or

                                    (ii) the alleged  omission by such  Investor
         to state therein a material fact required to be stated therein or necessary to make the statements contained therein not misleading.

         The Company, and any other person or entity seeking indemnity from the Buyer hereunder, agree that as soon as practicable, but in any event within ten
(10) days after receipt of notice of any claim or action against the Company or such other person or entity, to notify the Buyer thereof in writing, and the Buyer shall assume the defense of any such claim or action (and the cost thereof) by counsel of his own choosing, who shall be reasonably satisfactory to the Company. If Buyer does not promptly assume such defense, the Company may at its option defend such action at the expense of the Buyer.

         7.       MISCELLANEOUS PROVISIONS.

                  7.1 USE OF SPEECH. All pronouns contained herein and any variations thereof, shall be deemed to refer to the masculine, feminine or neuter, singular or plural, as the identity of the parties may require.

                  7.2 NO WAIVER. Neither this Agreement nor any provisions hereof shall be waived, modified, discharged, or terminated except by an instrument in writing signed by the party against whom any such waiver, modification, discharge, or termination is sought, and no waiver of any right arising from any breach or failure to perform shall be deemed to be a waiver of any future such right or of any other right arising under this Agreement.

                  7.3 ENTIRE AGREEMENT, MODIFICATION. This Agreement constitutes the entire agreement between the parties and supersedes any prior understanding or agreements concerning the subject matter hereof. This Agreement may be amended, modified, or terminated only by a written instrument signed by the Company and the Buyers hereunder.

                  7.4 SEVERABILITY. The invalidity or unenforceability of any provision hereof shall in no way affect the validity or enforceability of any other provision.

                  7.5 GOVERNING LAW. This Agreement shall be governed by the laws of the Commonwealth of Massachusetts and the validity and interpretation hereof and thereof and the performance hereunder and thereunder shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts applicable to agreements made and to be performed entirely in such state. Venue for any dispute relating to the provisions of this Agreement shall be in the United States District Court for the District of Massachusetts.

                  7.6 SUBMISSION TO JURISDICTION. Each of the parties submits to the jurisdiction of any state or federal court sitting in the Commonwealth of Massachusetts, in any action or proceeding arising out of or relating to this Agreement and offering and agrees that all claims in respect of the action or proceeding may be heard and determined in any such court. Each party also agrees not to bring any action or proceeding arising out of or relating to this Agreement in any other court. Each of the parties waives any defense or inconvenient forum to the maintenance of any action or proceeding so brought and waives any bond, surety, or other security that might be required of any other party with respect thereto.

                  7.7 NOTICES. All notices, requests, demands, and communications related to this Agreement will be deemed given if and when delivered personally or sent by registered or certified mail, return receipt requested, postage prepaid, to the following addresses:

                  If to the Company:     BPI Packaging Technologies, Inc.
                                         455 Somerset Avenue
                                         Dighton, Massachusetts  02764
                                         Attention:  Dennis N. Caulfield
                                                         President

                  With a copy to:        O'Connor, Broude & Aronson
                                         950 Winter Street, Suite 2300
                                         Waltham, Massachusetts 02154
                                         Attention: Neil H. Aronson, Esquire

                  If to the Buyers:      To the addresses set forth in the
                                         Questionnaire attached hereto

or, as to each of the foregoing, at such other address as shall be designated by the addressee in a written notice to the other parties complying as to delivery with the terms of this Section 8. Notwithstanding anything to the contrary contained in this Agreement, all notices, requests, demands and other communications shall be effective when received.

                  7.8 BINDING EFFECT. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective legal representatives and successors.

                  7.9 HEADINGS. Headings contained in this Agreement are only as a matter of convenience and in no way define, limit, extend, or describe the scope of this Agreement or the intent of any provisions hereof.

                  7.10 UNENFORCEABILITY. If any provision of this Agreement is or becomes or is deemed invalid, illegal, or unenforceable in any jurisdiction, to the maximum extent permissible, such provision shall be deemed amended to conform to applicable laws so as to be materially altering the intention of the parties, it shall be stricken and the remainder of this Agreement shall remain in full force and effect.

                  7.11 ASSIGNMENT. The Buyers may not assign this Agreement or its rights hereunder without the Company's written consent.

                  7.12 MULTIPLE BUYERS. If more than one person is signing this Agreement, each representation, warranty, and undertaking stated herein shall be the joint and several representation, warranty, and undertaking of each such person. Notwithstanding the foregoing, no Buyer shall be liable with respect to any representation, warranty or undertaking of any other Buyer who signed a separate Subscription Agreement. The Buyers understand the meaning and legal consequences of the representations and warranties contained in this Agreement.

                  7.13 COUNTERPARTS. This Agreement may be executed simultaneously in any number of counterparts, each of which when so executed and delivered shall be taken to be an original; but such counterparts shall together constitute one and the same document binding all parties, notwithstanding that all parties are not signatories to the same counterpart.

         IN WITNESS WHEREOF, the undersigned have executed this Agreement as of __________ __, 1996.



                           THIS SUBSCRIPTION AGREEMENT
                            SHOULD BE READ CAREFULLY
                              BEFORE BEING SIGNED.


Name of Buyer:_________________________________________________________________
                                    (please print)
Social Security Number:________________________________________________________
Residence Address of Buyer:____________________________________________________
                           ____________________________________________________
                           ____________________________________________________
Telephone Number of Buyer: ____________________________________________________

         Buyer is a resident and domiciliary (not a temporary or transient resident) of the state set forth above and has no present intention to become a resident of any other jurisdiction.
                                    ----------                -----------
                                        Yes                         No

All communications, written or oral, concerning the securities offered hereby have been directed to the Buyer in, and received by him in, such jurisdiction.

DATED:_______________________       AGREED TO AND ACCEPTED:

                                    ----------------------------------
                                    (Buyer's Signature)

                                    ----------------------------------
                                    (Buyer's Name Printed)

Certificates to be made out and sent as follows (please print):

- ----------------------------------
- ----------------------------------
- ----------------------------------
- ----------------------------------

AGREED AND ACCEPTED AS TO ______________________ SHARES:

BPI PACKAGING TECHNOLOGIES, INC.

By:                                              Date:
   -------------------------------                    --------------------------
   Dennis N. Caulfield, President
   Duly Authorized

             BUYERS SHOULD SIGN AND RETURN BOTH COPIES OF THIS PAGE.

         IN WITNESS WHEREOF, the undersigned have executed this Agreement as of __________ __, 1996.



                           THIS SUBSCRIPTION AGREEMENT
                            SHOULD BE READ CAREFULLY
                              BEFORE BEING SIGNED.


Name of Buyer:_________________________________________________________________
                                    (please print)
Social Security Number:________________________________________________________
Residence Address of Buyer:____________________________________________________
                           ____________________________________________________
                           ____________________________________________________
Telephone Number of Buyer: ____________________________________________________

         Buyer is a resident and domiciliary (not a temporary or transient resident) of the state set forth above and has no present intention to become a resident of any other jurisdiction.
                                     ----------                 -----------
                                        Yes                          No

All communications, written or oral, concerning the securities offered hereby have been directed to the Buyer in, and received by him in, such jurisdiction.

DATED:_______________________       AGREED TO AND ACCEPTED:

                                    ----------------------------------
                                    (Buyer's Signature)

                                    ----------------------------------
                                    (Buyer's Name Printed)

Certificates to be made out and sent as follows (please print):

- ----------------------------------
- ----------------------------------
- ----------------------------------
- ----------------------------------

AGREED AND ACCEPTED AS TO ______________________ SHARES:

BPI PACKAGING TECHNOLOGIES, INC.

By:                                              Date:
   -------------------------------                    --------------------------
   Dennis N. Caulfield, President
   Duly Authorized

             BUYERS SHOULD SIGN AND RETURN BOTH COPIES OF THIS PAGE.

IMPORTANT:                                      Buyer Name:____________________
Please Complete                                 Booklet No.____________________



                        INDIVIDUAL INVESTOR QUESTIONNAIRE


                        ---------------------------------

                        BPI PACKAGING TECHNOLOGIES, INC.

                        ---------------------------------


BPI Packaging Technologies, Inc.
455 Somerset Avenue
Dighton, Massachusetts  02764

         The information contained in this Questionnaire is being furnished in order to determine whether the undersigned's subscription to purchase Shares of BPI Packaging Technologies, Inc. (the "Company") may be accepted.

         ALL INFORMATION CONTAINED IN THIS QUESTIONNAIRE WILL BE TREATED CONFIDENTIALLY. The undersigned understands, however, that the Company may present this Questionnaire to such parties as it deems appropriate if called upon to establish that the proposed offer and sale of the Shares is exempt from registration under the Securities Act of 1933, as amended, or meets the requirements of applicable state securities or "blue sky" laws. Further, the undersigned understands that the Offering is required to be reported to the Securities and Exchange Commission and to various state securities or "blue sky" regulators.

         IF YOU ARE PURCHASING SHARES WITH YOUR SPOUSE, YOU MUST BOTH SIGN THE SIGNATURE PAGE (PAGE A-5).

         IF YOU ARE PURCHASING SHARES WITH ANOTHER PERSON NOT YOUR SPOUSE, YOU MUST EACH FILL OUT A SEPARATE QUESTIONNAIRE. PLEASE MAKE A PHOTOCOPY OF PAGES A-1 TO A-5 AND RETURN BOTH COMPLETED QUESTIONNAIRES TO THE COMPANY IN THE SAME ENVELOPE.

I.       PLEASE INDICATE DESIRED TYPE OF OWNERSHIP OF SHARES

         ___      Individual

         ___      Joint Tenants (rights of survivorship)

         ___      Tenants in Common (no rights of survivorship)

II.      PLEASE CHECK ANY OF STATEMENTS 1-3 BELOW THAT APPLY TO YOU

         ___      1.       I have an  individual  net  worth* or joint net worth
                           with my spouse in excess of $1,000,000.

         ___      2.       I  have  had  an  individual  income*  in  excess  of
                           $200,000 in each of the two most recent years and I reasonably expect an individual income in excess of $200,000 for the current year. NOTE: IF YOU ARE
                           BUYING  JOINTLY WITH YOUR SPOUSE,  YOU MUST EACH HAVE
                           AN INDIVIDUAL INCOME IN EXCESS OF $200,000 IN EACH OF
                           THESE YEARS IN ORDER TO CHECK THIS BOX.

         ___      3.       My spouse and I have had a joint income* in excess of
                           $300,000 in each of the two most  recent  years and I
                           reasonably   expect  a  joint  income  in  excess  of
                           $300,000 for the current year.

III.     OTHER CERTIFICATIONS

         By signing the Signature Page, I certify the following (or, if I am purchasing Shares with my spouse as co-owner, each of us certifies the following):

         (a)      that I am at least 21 years of age;

         (b) that my purchase of Shares will be solely for my own account and not for the account of any other person (other than my spouse, if co-owner);

         (c)      that the name,  home  address  and social  security  number or
                  taxpayer   identification   number   as  set   forth  in  this
                  Questionnaire are true, correct and complete; and

         (d)      that one of the following is true and correct (check one):

            Spouse, if
Purchaser   Co-Owner
- ---------   --------

___               ___      (i)      I am a United States  citizen or resident of
                                    the United States for United States federal income tax purposes.

___               ___      (ii)     I am neither a United  States  citizen nor a
                                    resident  of the  United  States  for United
                                    States federal income tax purposes.


* For purposes of this Questionnaire, the term "net worth" means the excess of total assets over total liabilities. In determining income, an investor should add to his or her adjusted gross income any amounts attributable to tax-exempt income received, losses claimed as a limited partner in any limited partnership, deductions claimed for depletion, contributions to IRA or Keogh retirement plans, alimony payments and any amount by which income from long-term capital gains has been reduced in arriving at adjusted gross income.

IV.      GENERAL INFORMATION

         (A)      PERSONAL INFORMATION.

PURCHASER

Name:
     ---------------------------------------------------------------------------
Social Security or Taxpayer Identification Number:
                                                  ------------------------------
Residence Address:
                  --------------------------------------------------------------
                           (Number and Street)

- --------------------------------------------------------------------------------
(City)                           (State)                              (Zip Code)

Residence Telephone Number:
                           -----------------------------------------------------
                                  (Area Code)                (Number)

Business Address:
                 ---------------------------------------------------------------
                           (Number and Street)


- --------------------------------------------------------------------------------
(City)                            (State)                             (Zip Code)

Business Telephone Number:
                          ------------------------------------------------------
                                 (Area Code)                (Number)

I prefer to have correspondence sent to: ____ Residence  ____ Business

SPOUSE, IF CO-OWNER

Name:
     ---------------------------------------------------------------------------
Social Security or Taxpayer Identification Number:
                                                  ------------------------------
Residence Address:
                  --------------------------------------------------------------
                           (Number and Street)


- --------------------------------------------------------------------------------
(City)                            (State)                             (Zip Code)

Residence Telephone Number (if different from Purchaser's):
                                                           ---------------------
                                                       (Area Code)      (Number)

Business Address:
                 ---------------------------------------------------------------
                           (Number and Street)


- --------------------------------------------------------------------------------
(City)                           (State)                              (Zip Code)

Business Telephone Number (if different from Purchaser's):
                                                          ----------------------
                                                       (Area Code)      (Number)

I prefer to have correspondence sent to: ____ Residence ____ Business

V.       SIGNATURE

         The Signature Page to this Questionnaire is contained on page A-5, entitled Individual Signature Page.

                            INDIVIDUAL SIGNATURE PAGE

                        --------------------------------

                        BPI PACKAGING TECHNOLOGIES, INC.

                        --------------------------------


         Your signature on this Individual Signature Page evidences your agreement to be bound by the Questionnaire and the Subscription Agreement.

1. The undersigned represents that (a) he/she has read and understands this Subscription Agreement, (b) the information contained in this Questionnaire is complete and accurate and (c) he/she will telephone the Company (contact at 508-824-8636) immediately if any material change in any of this information occurs before the acceptance of his/her subscription and will promptly send the Company written confirmation of such change.


- ------------------------------                 ---------------------------------
Number of Shares applied for                   Date

                                               ---------------------------------
                                               Name (Please Type or Print)


                                               ---------------------------------
                                               Signature


                                               ---------------------------------
                                               Name of Spouse if Co-Owner
                                                (Please Type or Print)


                                               ---------------------------------
                                               Signature of Spouse if Co-Owner


         IF YOU ARE PURCHASING SHARES WITH YOUR SPOUSE, YOU MUST BOTH SIGN THE SIGNATURE PAGE (PAGE A-5).

         IF YOU ARE PURCHASING SHARES WITH ANOTHER PERSON NOT YOUR SPOUSE, YOU MUST EACH FILL OUT A SEPARATE QUESTIONNAIRE. PLEASE MAKE A PHOTOCOPY OF PAGES A-1 TO A-5 AND RETURN BOTH COMPLETED QUESTIONNAIRES TO THE COMPANY IN THE SAME ENVELOPE.

         THE SHARES OF COMMON STOCK HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT") OR UNDER ANY STATE LAWS, AND MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED UNLESS SUCH SECURITIES ARE INCLUDED IN AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT OR AN OPINION OF COUNSEL, CONCURRED IN BY COUNSEL TO THE COMPANY, HAS BEEN DELIVERED TO THE EFFECT THAT REGISTRATION OF SUCH SECURITIES IS NOT REQUIRED.

IMPORTANT:                                       Buyer Name:____________________
Please complete                                  Booklet No.____________________



                               TRUST QUESTIONNAIRE

                        --------------------------------

                        BPI PACKAGING TECHNOLOGIES, INC.

                        --------------------------------



BPI Packaging Technologies, Inc.
455 Somerset Avenue
Dighton, Massachusetts  02764

         The information contained in this Questionnaire is being furnished in order to determine whether the undersigned TRUST's subscription to purchase Shares of BPI Packaging Technologies, Inc. (the "Company") may be accepted.

         NOTE: RETIREMENT PLANS SHOULD COMPLETE THE QUESTIONNAIRE ON PAGES E-1 TO E-4.

         ALL INFORMATION CONTAINED IN THIS QUESTIONNAIRE WILL BE TREATED CONFIDENTIALLY. The undersigned TRUST understands, however, that the Company may present this Questionnaire to such parties as it deems appropriate if called upon to establish that the proposed offer and sale of the Shares is exempt from registration under the Securities Act of 1933, as amended, or meets the requirements of applicable state securities or "blue sky" laws. Further, the undersigned TRUST understands that the Offering is required to be reported to the Securities and Exchange Commission and to various state securities or "blue sky" regulators.

I.       PLEASE CHECK STATEMENTS 1 AND 2 BELOW, AS APPLICABLE

___      1.       (a)      the TRUST has total  assets in excess of  $5,000,000;
                           and

                  (b) the TRUST was not formed for the specific purpose of acquiring the Shares; and

                  (c) the purchase by the TRUST is directed by a person who has such knowledge and experience in financial and business matters that he/she is capable of evaluating the merits and risks of an investment in the Shares.


                                       B-1




                  (d) the purchase by the TRUST is directed by a person who has such knowledge and experience in financial and business matters that he/she is capable of evaluating the merits and risks of an investment in the Shares.

___      2.       The grantor of the TRUST may revoke the TRUST at any time; the grantor retains sole investment control over the assets of the trust AND

                  (a) the grantor is a natural person whose individual net worth* or joint net worth with the grantor's spouse exceeds $1,000,000; or

                  (b) the grantor is a natural person who had an individual income* in excess of $200,000 in each of the two most recent years and who reasonably expects an individual income in excess of $200,000 in the current year; or

                  (c) the grantor is a natural person who, together with his or her spouse, has had a joint income* in excess of $300,000 in each of the two most recent years and who reasonably expects a joint income in excess of $300,000 in the current year.

         IF YOU CHECKED STATEMENT 2 IN SECTION I AND DID NOT CHECK STATEMENT 1, THE GRANTOR MUST PROVIDE A COMPLETED INDIVIDUAL INVESTOR QUESTIONNAIRE (PAGES A-1 TO A-5) FOR EACH GRANTOR.

 II.     OTHER CERTIFICATIONS

         By signing the Signature Page, the undersigned certifies the following:

         (a) that the TRUST's purchase of the Shares will be solely for the TRUST's own account and not for the account of any other person;

         (b) that the TRUST's purchase of the Shares is within the investment powers and authority of the TRUST (as set forth in the declaration of trust or other governing instrument) and that all necessary consents, approvals and authorizations for such purchase have been obtained and that each person who signs the Signature Page has all requisite power and authority as trustee to execute this Questionnaire and the Subscription Agreement on behalf of the TRUST;

         (c) that the TRUST has not been established in connection with either (i) an employee benefit plan (as defined in Section 3(3) of ERISA), whether or not subject to the provisions of Title I of ERISA, or (ii) a plan described in Section 4975(e)(i) of the Internal Revenue Code;


                                       B-2




         (d) that the TRUST's name, address of principal office, place of formation and taxpayer identification number as set forth in this Questionnaire are true, correct and complete; and

         (e)      that one of the following is true and correct (check one):

         ___      (i)      the  TRUST is an estate or trust  whose  income  from
                           sources outside of the United States is includable in its gross income for United States federal tax purposes regardless of its connection with a trade or business carried on in the United States.

         ___      (ii)     the  TRUST is an estate or trust  whose  income  from
                           sources outside the United States is not includable in its gross income for United States federal income taxes purposes regardless of its connection with a trade or business carried on in the United States.

 * For purposes of this Questionnaire, the term "net worth" means the excess of total assets over total liabilities. In determining income, an investor should add to his or her adjusted gross income any amounts attributable to tax-exempt income received, losses claimed as a limited partner in any limited partnership, deductions claimed for depletion, contributions to IRA or Keogh retirement plans, alimony payments and any amount by which income from long-term capital gains has been reduced in arriving at adjusted gross income.

III.     GENERAL INFORMATION

         (a)      PROSPECTIVE PURCHASER (THE TRUST)

Name:
     ---------------------------------------------------------------------------
Address:
        ------------------------------------------------------------------------
                                    (Number and Street)


- --------------------------------------------------------------------------------
(City)                                 (State)                        (Zip Code)

Address for Correspondence (if different):


- --------------------------------------------------------------------------------
                                    (Number and Street)


- --------------------------------------------------------------------------------
(City)                              (State)                           (Zip Code)



                                       B-3




Telephone Number:
                 ---------------------------------------------------------------
                                    (Area Code)      (Number)

State in which Formed:
                      ----------------------------------------------------------
Date of Formation:
                  --------------------------------------------------------------
Taxpayer Identification Number:
                               -------------------------------------------------

         (b)      TRUSTEES WHO ARE EXECUTING THIS QUESTIONNAIRE ON BEHALF OF
                  THE TRUST

Name(s) of Trustee(s):
                      ----------------------------------------------------------

IV.      ADDITIONAL INFORMATION

         A TRUST MUST ATTACH A COPY OF ITS DECLARATION OF TRUST OR OTHER GOVERNING INSTRUMENT, AS AMENDED, AS WELL AS ALL OTHER DOCUMENTS THAT AUTHORIZE THE TRUST TO INVEST IN THE SHARES. ALL DOCUMENTATION MUST BE COMPLETE AND CORRECT.

 V.      SIGNATURE

         The Signature Page to this Questionnaire is contained on page B-5, entitled Trust Signature Page.


                                       B-4




                              TRUST SIGNATURE PAGE

                        --------------------------------

                        BPI PACKAGING TECHNOLOGIES, INC.

                        --------------------------------


         Your signature on this TRUST Signature Page evidences the agreement by the Trustee(s), on behalf of the TRUST, to be bound by the Questionnaire and the Subscription Agreement.

1. The undersigned represent that (a) the information contained in this Questionnaire is complete and accurate and (b) the TRUST will notify the Company (contact at 508-824-8636) immediately if any material change in any of this information occurs before the acceptance of the TRUST's subscription and will promptly send the Company written confirmation of such change.

2. The undersigned Trustees hereby certify that they have read and understand this Subscription Agreement.

3. The undersigned TRUST hereby represents and warrants that the persons signing this Subscription Agreement on behalf of the TRUST are duly authorized to acquire the Shares and sign this Subscription Agreement on behalf of the TRUST and, further, that the undersigned TRUST has all requisite authority to purchase such Shares and enter into this Subscription Agreement.


- ----------------------------        --------------------------------------------
Number of Shares applied for        Date

                                    --------------------------------------------
                                    Title of Trust
                                    (Please Type or Print)

                                    By:
                                       -----------------------------------------
                                       Signature of Trustee

                                    Name of Trustee:
                                                    ----------------------------
                                                    (Please Type or Print)

                                    By:
                                       -----------------------------------------
                                       Signature of Co-Trustee

                                    Name of Co-Trustee:
                                                       -------------------------
                                                       (Please Type or Print)

         THE SHARES OF COMMON STOCK HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT") OR UNDER ANY STATE LAWS, AND MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED UNLESS SUCH SECURITIES ARE INCLUDED IN AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT OR AN OPINION OF COUNSEL, CONCURRED IN BY COUNSEL TO THE COMPANY, HAS BEEN DELIVERED TO THE EFFECT THAT REGISTRATION OF SUCH SECURITIES IS NOT REQUIRED.

                                       B-5




IMPORTANT:                                          Buyer Name:_________________
Please complete                                     Booklet No._________________


                            PARTNERSHIP QUESTIONNAIRE

                        --------------------------------

                        BPI PACKAGING TECHNOLOGIES, INC.

                        --------------------------------



BPI Packaging Technologies, Inc.
455 Somerset Avenue
Dighton, Massachusetts  02764

         The information contained in this Questionnaire is being furnished in order to determine whether the undersigned PARTNERSHIP's subscription to purchase Shares of BPI Packaging Technologies, Inc. (the "Company") may be accepted.

         ALL INFORMATION CONTAINED IN THIS QUESTIONNAIRE WILL BE TREATED CONFIDENTIALLY. The undersigned PARTNERSHIP understands, however, that the Company may present this Questionnaire to such parties as it deems appropriate if called upon to establish that the proposed offer and sale of the Shares is exempt from registration under the Securities Act of 1933, as amended, or meets the requirements of applicable state securities or "blue sky" laws.

         Further, the undersigned PARTNERSHIP understands that the Offering is required to be reported to the Securities and Exchange Commission and to various state securities or "blue sky" regulators.

I. PLEASE CHECK ANY OF STATEMENTS 1-3 BELOW THAT APPLY TO THE PARTNERSHIP

___ 1. Each of the partners of the undersigned PARTNERSHIP is able to certify that such partner meets at least one of the following conditions:

         (a) The partner is a natural person whose individual net worth* or joint net worth with his or her spouse exceeds $1,000,000.


         (b) The partner is a natural person whose individual income* was in excess of $200,000 in each of the two most recent years and who reasonably expects an individual income in excess of $200,000 in the current year.

___ 2. Each of the partners of the undersigned PARTNERSHIP is able to certify that such partner is a natural person who, together with his or her spouse, has had a joint income* in excess of $300,000 in each of the two most recent years and who reasonably expects a joint income in excess of $300,000 in the current year.

___ 3. The undersigned PARTNERSHIP: (a) was not formed for the specific purpose of acquiring the Shares; and (b) has total assets in excess of $5,000,000.

         IF YOU CHECKED STATEMENT 1 OR STATEMENT 2 IN SECTION I AND DID NOT CHECK STATEMENT 3, YOU MUST PROVIDE A LETTER SIGNED BY A GENERAL PARTNER OF THE UNDERSIGNED PARTNERSHIP LISTING THE NAME OF EACH PARTNER (WHETHER A GENERAL OR LIMITED PARTNER) AND THE REASON (UNDER STATEMENT 1 OR STATEMENT 2) SUCH PARTNER QUALIFIES AS AN ACCREDITED INVESTOR (ON THE BASIS OF NET WORTH, INDIVIDUAL INCOME OR JOINT INCOME), OR EACH PARTNER MUST PROVIDE A COMPLETED INDIVIDUAL INVESTOR QUESTIONNAIRE (PAGES A-1 TO A-5).

 II.     OTHER CERTIFICATIONS

         By signing the Signature Page, the undersigned certifies the following:

         (a) that the PARTNERSHIP's purchase of the Shares will be solely for the PARTNERSHIP's own account and not for the account of any other person;

         (b) that the PARTNERSHIP's name, address of principal office, place of formation and taxpayer identification number as set forth in this Questionnaire are true, correct and complete; and

         (c)      that one of the following is true and correct (check one):

         ___      (i)      the  PARTNERSHIP is a partnership  formed in or under
                           the laws of the United States or any political subdivision thereof.

         ___      (ii)     the  PARTNERSHIP  is not a  partnership  formed in or
                           under the laws of the United States or any political subdivision thereof.

* For purposes of this Questionnaire, the term "net worth" means the excess of total assets over total liabilities. In determining income, an investor should add to his or her adjusted gross income any amounts attributable to tax-exempt income received, losses claimed as a limited partner in any limited partnership, deductions claimed for depletion, contributions to IRA or Keogh retirement plans, alimony payments and any amount by which income from long-term capital gains has been reduced in arriving at adjusted gross income.

III.     GENERAL INFORMATION

         (a)      PROSPECTIVE PURCHASER (THE PARTNERSHIP)

Name:
     ---------------------------------------------------------------------------
Principal Place of Business:
                            ----------------------------------------------------
                                    (Number and Street)

- --------------------------------------------------------------------------------
(City)                            (State)                             (Zip Code)


Address for Correspondence
(if different):
               -----------------------------------------------------------------
                                    (Number and Street)

- --------------------------------------------------------------------------------
(City)                             (State)                            (Zip Code)

Telephone Number:
                 ---------------------------------------------------------------
                                    (Area Code)      (Number)

State in which Formed:
                      ----------------------------------------------------------
Date of Formation:
                  --------------------------------------------------------------
Taxpayer Identification Number:
                               -------------------------------------------------
Number of Partners:
                   -------------------------------------------------------------

         (b) INDIVIDUAL WHO IS EXECUTING THIS QUESTIONNAIRE ON BEHALF OF THE PARTNERSHIP

                                    --------------------------------------------
                                    Name

                                    --------------------------------------------
                                    Position or Title

IV.      SIGNATURE

         The Signature Page to this Questionnaire is contained on page C-4, entitled Partnership Signature Page.

                           PARTNERSHIP SIGNATURE PAGE

                        --------------------------------

                        BPI PACKAGING TECHNOLOGIES, INC.

                        --------------------------------


         Your signature on this PARTNERSHIP Signature Page evidences the agreement by the PARTNERSHIP to be bound by the Questionnaire and the Subscription Agreement.

1. The undersigned PARTNERSHIP represents that (a) the information contained in this Questionnaire is complete and accurate and (b) the PARTNERSHIP will notify the Company (contact at 508-824-8636) immediately if any material change in any of this information occurs before the acceptance of the undersigned PARTNERSHIP's subscription and will promptly send the Company written confirmation of such change.

2. The undersigned PARTNERSHIP hereby certifies that it has read and understands this Subscription Agreement.

3. The undersigned PARTNERSHIP hereby represents and warrants that the person signing this Subscription Agreement on behalf of the PARTNERSHIP is a general partner of the PARTNERSHIP, has been duly authorized by the PARTNERSHIP to acquire the Shares and sign this Subscription Agreement on behalf of the PARTNERSHIP and, further, that the undersigned PARTNERSHIP has all requisite authority to purchase such Shares and enter into this Subscription Agreement.


- ----------------------------          ------------------------------------------
Number of Shares applied for          Date


                                      ------------------------------------------
                                      Name of Partnership (Please Type or Print)


                                      ------------------------------------------
                                      Signature


                                      ------------------------------------------
                                      Name  (Please Type or Print)

         THE SHARES OF COMMON STOCK HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT") OR UNDER ANY STATE LAWS, AND MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED UNLESS SUCH SECURITIES ARE INCLUDED IN AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT OR AN OPINION OF COUNSEL, CONCURRED IN BY COUNSEL TO THE COMPANY, HAS BEEN DELIVERED TO THE EFFECT THAT REGISTRATION OF SUCH SECURITIES IS NOT REQUIRED.

IMPORTANT:                                    Buyer Name:_______________________
Please Complete                               Booklet No.:______________________


                            CORPORATION QUESTIONNAIRE

                        --------------------------------

                        BPI PACKAGING TECHNOLOGIES, INC.

                        --------------------------------


BPI Packaging Technologies, Inc.
455 Somerset Avenue
Dighton, Massachusetts  02764

         The information contained in this Questionnaire is being furnished in order to determine whether the undersigned CORPORATION's subscription to purchase Shares of BPI Packaging Technologies, Inc. (the "Company") may be accepted.

         ALL INFORMATION CONTAINED IN THIS QUESTIONNAIRE WILL BE TREATED CONFIDENTIALLY. The undersigned CORPORATION understands, however, that the Company may present this Questionnaire to such parties as it deems appropriate if called upon to establish that the proposed offer and sale of the Shares is exempt from registration under the Securities Act of 1933, as amended, or meets the requirements of applicable state securities or "blue sky" laws.

         Further, the undersigned CORPORATION understands that the Offering is required to be reported to the Securities and Exchange Commission and to various state securities or "blue sky" regulators.

I.       PLEASE CHECK ANY OF STATEMENTS 1-3 BELOW THAT APPLY TO THE
         CORPORATION

___ 1. Each of the shareholders of the undersigned CORPORATION is able to certify that such shareholder meets at least one of the following two conditions:

         (a) The shareholder is a natural person whose individual net worth* or joint net worth with his or her spouse exceeds $1,000,000; or

         (b) The shareholder is a natural person who had an individual income* in excess of $200,000 in each of the two most recent years and who reasonably expects an individual income in excess of $200,000 in the current year.

___ 2. Each of the shareholders of the undersigned CORPORATION is able to certify that such shareholder is a natural person who, together with his or her spouse, has had a joint income*

                                       D-1




in excess of $300,000 in each of the two most recent years and who reasonably expects a joint income in excess of $300,000 during the current year.

__ 3. The undersigned CORPORATION: (a) was not formed for the specific purpose of acquiring any Shares; and (b) has total assets in excess of $5,000,000.

         IF YOU CHECKED STATEMENT 1 OR STATEMENT 2 IN SECTION 1 AND DID NOT CHECK STATEMENT 3, YOU MUST PROVIDE A LETTER SIGNED BY AN OFFICER OF THE UNDERSIGNED CORPORATION LISTING THE NAME OF EACH SHAREHOLDER AND THE REASON (UNDER STATEMENT 1 OR STATEMENT 2) WHY SUCH SHAREHOLDER QUALIFIES AS AN ACCREDITED INVESTOR (ON THE BASIS OF NET WORTH, INDIVIDUAL INCOME OR JOINT INCOME), OR EACH SHAREHOLDER MUST PROVIDE A COMPLETED INDIVIDUAL INVESTOR QUESTIONNAIRE (PAGES A-1 TO A-5).

II.      OTHER CERTIFICATIONS

         By signing the Signature Page, the undersigned certifies the following:

         (a) that the CORPORATION's purchase of the Shares will be solely for the CORPORATION's own account and not for the account of any other person or entity;

         (b) that the CORPORATION's name, address of principal office, place of incorporation and taxpayer identification number as set forth in this Questionnaire are true, correct and complete; and

         (c)      that one of the following is true and correct (check one):

         ___      (i)      the  CORPORATION  is a  corporation  organized  in or
                           under the laws of the United States or any political subdivision thereof.

         ___      (ii)     the  CORPORATION  is a  corporation  which is neither
                           created nor  organized in or under the United  States
                           or any political  subdivision  thereof, but which has
                           made an  election  under  either  Section  897(i)  or
                           897(k) of the United States Internal  Revenue Code of
                           1986,  as  amended,  to  be  treated  as  a  domestic
                           corporation  for certain  purposes  of United  States
                           federal  income  taxation  (A  COPY  OF THE  INTERNAL
                           REVENUE SERVICE  ACKNOWLEDGMENT  OF THE UNDERSIGNED'S
                           ELECTION  MUST  BE  ATTACHED  TO  THIS   SUBSCRIPTION
                           AGREEMENT IF THIS PROVISION IS APPLICABLE).

         ___      (iii)    neither (i) nor (ii) above is true.

                                       D-2




 * For purposes of this Questionnaire, the term "net worth" means the excess of total assets over total liabilities. In determining income, an investor should add to his or her adjusted gross income any amounts attributable to tax-exempt income received, losses claimed as a limited partner in any limited partnership, deductions claimed for depletion, contributions to IRA or Keogh retirement plans, alimony payments and any amount by which income from long-term capital gains has been reduced in arriving at adjusted gross income.

III.     GENERAL INFORMATION

         (a)      PROSPECTIVE PURCHASER (THE CORPORATION)

Name:
     ---------------------------------------------------------------------------
Principal Place of Business:
                            ----------------------------------------------------
                                            (Number and Street)

- --------------------------------------------------------------------------------
(City)                              (State)                           (Zip Code)

Address for Correspondence
(if different):
               -----------------------------------------------------------------
                                            (Number and Street)

- --------------------------------------------------------------------------------
(City)                              (State)                           (Zip Code)

Telephone Number:
                 ---------------------------------------------------------------
                           (Area Code)      (Number)

State of Incorporation:
                       ---------------------------------------------------------
Date of Formation:
                  --------------------------------------------------------------
Taxpayer Identification Number:
                               -------------------------------------------------
Number of Shareholders:
                       ---------------------------------------------------------


                                       D-3




         (b) INDIVIDUAL WHO IS EXECUTING THIS QUESTIONNAIRE ON BEHALF OF THE CORPORATION

Name:
     ---------------------------------------------------------------------------
Position or Title:
                  --------------------------------------------------------------

IV.      SIGNATURE

         The Signature Page to this Questionnaire is contained on page D-5, entitled Corporation Signature Page.


                                       D-4




                           CORPORATION SIGNATURE PAGE

                        --------------------------------

                        BPI PACKAGING TECHNOLOGIES, INC.

                        --------------------------------


         Your signature on this CORPORATION Signature Page evidences the agreement by the CORPORATION to be bound by the Questionnaire and the Subscription Agreement.

1. The undersigned CORPORATION represents that (a) the information contained in this Questionnaire is complete and accurate and (b) the CORPORATION will notify the Company (contact at 508-824-8636) immediately if any material change in any of the information occurs prior to the acceptance of the undersigned CORPORATION's subscription and will promptly send the Company written confirmation of such change.

2. The undersigned CORPORATION hereby certifies that it has read and understands this Subscription Agreement.

3. The undersigned CORPORATION hereby represents and warrants that the person signing this Subscription Agreement on behalf of the CORPORATION has been duly authorized by all requisite action on the part of the CORPORATION to acquire the Shares and sign this Subscription Agreement on behalf of the CORPORATION and, further, that the undersigned CORPORATION has all requisite authority to purchase the Shares and enter into this Subscription Agreement.


- -----------------------------         ------------------------------------------
Number of Shares applied for          Date

                                      ------------------------------------------
                                      Name of Corporation (Please Type or Print)

                                      By:
                                         ---------------------------------------
                                          Signature

                                      Title:
                                            ------------------------------------
                                               (Please Type or Print)

         THE SHARES OF COMMON STOCK HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT") OR UNDER ANY STATE LAWS, AND MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED UNLESS SUCH SECURITIES ARE INCLUDED IN AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT OR AN OPINION OF COUNSEL, CONCURRED IN BY COUNSEL TO THE COMPANY, HAS BEEN DELIVERED TO THE EFFECT THAT REGISTRATION OF SUCH SECURITIES IS NOT REQUIRED.

                                       D-5




IMPORTANT:                                       Buyer Name:____________________
Please Complete                                  Booklet No.:___________________



                          RETIREMENT PLAN QUESTIONNAIRE

                        --------------------------------

                        BPI PACKAGING TECHNOLOGIES, INC.

                        --------------------------------



BPI Packaging Technologies, Inc.
455 Somerset Avenue
Dighton, Massachusetts  02764

         The information contained in this Questionnaire is being furnished in order to determine whether the undersigned RETIREMENT PLAN's subscription to purchase Shares of BPI Packaging Technologies, Inc. (the "Company") may be accepted.

         ALL INFORMATION CONTAINED IN THIS QUESTIONNAIRE WILL BE TREATED CONFIDENTIALLY. The undersigned RETIREMENT PLAN understands, however, that the Company may present this Questionnaire to such parties as it deems appropriate if called upon to establish that the proposed offer and sale of the Shares is exempt from registration under the Securities Act of 1933, as amended, or meets the requirements of applicable state securities or "blue sky" laws. Further, the undersigned RETIREMENT PLAN understands that the Offering is required to be reported to the Securities and Exchange Commission and to various state securities or "blue sky" regulators.

I.       PLEASE CHECK ANY OF THE FOLLOWING STATEMENTS, AS APPLICABLE

___ 1. The undersigned RETIREMENT PLAN certifies that it is an employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974 ("ERISA") and:

                  (a) the investment decisions are made by a plan fiduciary as defined in Section 3(21) of ERISA that (i) is either a bank, insurance company or registered investment advisor or (ii) is a savings and loan association; or

                  (b) The undersigned RETIREMENT PLAN has total assets in excess of $5,000,000; or

                  (c) The undersigned RETIREMENT PLAN is self-directed, with investment decisions made solely by persons each of whom satisfies at least one of the following conditions:

                           (i) such person's individual net worth* or joint net worth with his or her spouse exceeds $1,000,000; or

                           (ii) such person had an individual income* in excess of $200,000 in each of the two most recent years and reasonably expects an individual income in excess of $200,000 in the current year; or

                           (iii) such person together with his or her spouse, had a joint income* in excess of $300,000 in each of the two most recent years and reasonably expects a joint income in excess of $300,000 in the current year.

___ 2. The undersigned RETIREMENT PLAN certifies that it is an employee benefit plan, Keogh plan or Individual Retirement Account in which each participant satisfies at least one of the following conditions:

                  (a) such person's individual net worth* or joint net worth with his or her spouse exceeds $1,000,000; or

                  (b) such person had an individual income* in excess of $200,000 in each of the two most recent years and reasonably expects an individual income in excess of $200,000 in the current year; or

                  (c) such person, together with his or her spouse, had a joint income* in excess of $300,000 in each of the two most recent years and reasonably expects a joint income in excess of $300,000 in the current year.



* For purposes of this Questionnaire, the term "net worth" means the excess of total assets over total liabilities. In determining income, an investor should add to his or her adjusted gross income any amounts attributable to tax-exempt income received, losses claimed as a limited partner in any limited partnership, deductions claimed for depletion, contributions to IRA or Keogh retirement plans, alimony payments and any amount by which income from long-term capital gains has been reduced in arriving at adjusted gross income.

         IF YOU CHECKED STATEMENT 1(C) OR STATEMENT 2 AND NOT STATEMENT 1(A) OR STATEMENT 1(B), YOU MUST PROVIDE A LETTER SIGNED BY A PERSON DULY AUTHORIZED BY THE RETIREMENT PLAN LISTING, AS APPLICABLE (I) THE NAMES OF THE PERSONS (OR
ENTITIES) MAKING THE INVESTMENT DECISIONS, OR (II) THE NAMES OF ALL OF THE PARTICIPANTS IN THE PLAN AND THE REASON (UNDER STATEMENT 1(C) OR STATEMENT 2) SUCH PERSON (OR ENTITY), QUALIFIES AS AN ACCREDITED INVESTOR (ON THE BASIS OF NET WORTH, INDIVIDUAL INCOME, JOINT INCOME OR OTHERWISE), OR EACH SUCH PERSON (OR ENTITY) MUST COMPLETE THE APPROPRIATE QUESTIONNAIRE (I.E. FOR AN INDIVIDUAL, TRUST, PARTNERSHIP OR CORPORATION).

II.      OTHER CERTIFICATIONS

         By signing the Signature Page, the undersigned certifies the following:

         (a) that the RETIREMENT PLAN's purchase of the Shares will be solely for the RETIREMENT PLAN's own account and not for the account of any other person or entity;

         (b) that the RETIREMENT PLAN's governing documents duly authorize the type of investment contemplated herein, and the undersigned is authorized and empowered to make such investment on behalf of the RETIREMENT PLAN.

         (c)      that one of the following is true and correct (check one):

         ___      (i)      the RETIREMENT PLAN is a retirement plan whose income
                           from  sources   outside  of  the  United   States  is
                           includable in its gross income for United States federal tax purposes regardless of its connection with a trade or business carried on in the United
                           States.

         ___      (ii)     the RETIREMENT PLAN is a retirement plan whose income
                           from  sources   outside  the  United  States  is  not
                           includable  in its gross  income  for  United  States
                           federal   income  tax  purposes   regardless  of  its
                           connection with a trade or business carried on in the United States.

III.     GENERAL INFORMATION

         (a)      PROSPECTIVE PURCHASER (THE RETIREMENT PLAN)

Name:
     ---------------------------------------------------------------------------
Address:
        ------------------------------------------------------------------------
                           (Number and Street)

- --------------------------------------------------------------------------------
(City)                           (State)                              (Zip Code)

Address for Correspondence
(if different):
               -----------------------------------------------------------------
                                    (Number and Street)


- --------------------------------------------------------------------------------
(City)                            (State)                             (Zip Code)

Telephone Number:
                 ---------------------------------------------------------------
                                    (Area Code)               (Number)

State in which Formed:
                      ----------------------------------------------------------
Date of Formation:
                  --------------------------------------------------------------
Taxpayer Identification Number:
                               -------------------------------------------------

         (b) INDIVIDUAL WHO IS EXECUTING THIS QUESTIONNAIRE ON BEHALF OF THE RETIREMENT PLAN

Name:
     ---------------------------------------------------------------------------
Position or Title:
                  --------------------------------------------------------------

IV.      ADDITIONAL INFORMATION

         THE RETIREMENT PLAN MUST ATTACH COPIES OF ALL DOCUMENTS GOVERNING THE PLAN AS WELL AS ALL OTHER DOCUMENTS AUTHORIZING THE RETIREMENT PLAN TO INVEST IN THE SHARES. INCLUDE, AS NECESSARY, DOCUMENTS DEFINING PERMITTED INVESTMENTS BY THE RETIREMENT PLAN, AND DEMONSTRATING AUTHORITY OF THE SIGNING INDIVIDUAL TO ACT ON BEHALF OF THE PLAN. ALL DOCUMENTATION MUST BE COMPLETE AND CORRECT.

V.       SIGNATURE

         The Signature Page to this Questionnaire is contained on page E-5, entitled Retirement Plan Signature Page.

                         RETIREMENT PLAN SIGNATURE PAGE

                        --------------------------------

                        BPI PACKAGING TECHNOLOGIES, INC.

                        --------------------------------


         Your signature on this RETIREMENT PLAN Signature Page evidences the agreement by the RETIREMENT PLAN to be bound by the Questionnaire and the Subscription Agreement.

1. The undersigned RETIREMENT PLAN represents that (a) the information contained in this Questionnaire is complete and accurate and (b) the RETIREMENT PLAN will notify the Company (contact at 508-824- 8636) immediately if any material change in any of the information occurs prior to the acceptance of the undersigned RETIREMENT PLAN's subscription and will promptly send the Company written confirmation of such change.

2. The undersigned RETIREMENT PLAN hereby certifies that it has read and understands this Subscription Agreement.

3. The undersigned RETIREMENT PLAN hereby represents and warrants that the person signing this Subscription Agreement on behalf of the RETIREMENT PLAN has been duly authorized to acquire the Shares and sign this Subscription Agreement on behalf of the RETIREMENT PLAN and, further, that the undersigned RETIREMENT PLAN has all requisite authority to purchase the Shares and enter into this Subscription Agreement.


- ----------------------------     -----------------------------------------------
Number of Shares applied for     Date


                                 -----------------------------------------------
                                 Name of Retirement Plan (Please Type or Print)

                                 By:
                                    --------------------------------------------
                                    Signature

                                 Name:
                                      ------------------------------------------
                                          (Please Type or Print)

                                 Title:
                                       -----------------------------------------
                                         (Please Type or Print)

         THE SHARES OF COMMON STOCK HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT") OR UNDER ANY STATE LAWS, AND MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED UNLESS SUCH SECURITIES ARE INCLUDED IN AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT OR AN OPINION OF COUNSEL, CONCURRED IN BY COUNSEL TO THE COMPANY, HAS BEEN DELIVERED TO THE EFFECT THAT REGISTRATION OF SUCH SECURITIES IS NOT REQUIRED.


                                       -1-

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